                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF DELAWARE


In re                                  |    Chapter 11
                                       |
RESORTS INTERNATIONAL, INC.,           |    Case No.  ______________________
a Delaware corporation, and GGRI, INC.,|
a Delaware corporation,                |    and Case No. ___________________
                                       |
     Debtors.                          |    Jointly Administered
                                       |    Under Case No. _________________
                                       |
                                       |    MASTER BALLOT TO (1) CAST VOTES
                                       |    TO ACCEPT OR REJECT THE JOINT
                                       |    PLAN OF REORGANIZATION
                                       |    PROPOSED BY RESORTS
                                       |    INTERNATIONAL, INC. GGRI, INC.,
                                       |    RESORTS INTERNATIONAL HOTEL
                                       |    INC., RESORTS INTERNATIONAL
                                       |    HOTEL FINANCING, INC., AND P. I.
                                       |    RESORTS LIMITED AND (2) ELECT
                                       |    TO CONSENT TO RELEASE OF OLD
                                       |    SECURITY DOCUMENTS


            RESORTS INTERNATIONAL, INC.  SERIES B NOTES MASTER BALLOT
                   RESORTS INTERNATIONAL, INC. SENIOR SECURED
                  REDEEMABLE NOTES DUE APRIL 15, 1994, SERIES B
                          (RII CLASS 2 AND GRI CLASS 2)

     Resorts International, Inc. ("RII"), GGRI, Inc. ("GRI"), Resorts International Hotel, Inc.("RIH"), Resorts International Hotel Financing, Inc. ("RIHF"), and P.I. Resorts Limited ("PIRL") are soliciting the votes of your Beneficial Owners (as defined herein) with respect to the prepackaged joint plan of reorganization under chapter 11 of the Bankruptcy Code for RII and GRI (collectively, the "Debtors" or the "Company") which is proposed by RII, GRI, RIH, RIHF and PIRL (the "Plan") and is attached as Appendix A to the accompanying Information Statement/Prospectus dated January __, 1994 (the "Information Statement"). Please read the Information Statement carefully before you vote.

     This Resorts International, Inc. Series B Notes Master Ballot (the "Master Ballot") may not be used for any purpose other than for (1) casting votes to accept or reject the Plan and (2) indicating elections to consent to the release of the Old Security Documents (as defined in the Plan).

     This Master Ballot is to be used by brokers, proxy intermediaries, or other nominees for casting votes and electing to consent to release of the Old Security Documents on behalf of beneficial owners of Resorts Senior Secured Redeemable Notes due April 15, 1994, Series B (the "Series B Notes") and beneficiaries of the GRI Guaranty (as defined in the Plan).


SERIES B MASTER BALLOT                                                      B-MB

     The record date (the "Voting Record Date") for purposes of determining which holders of Series B Notes (and beneficiaries of the GRI Guaranty) are eligible to vote on the Plan is January 10, 1994 and to make the election with respect to the release of the Old Security Documents. Only holders of Series B Notes in whose names such securities are registered on the books of the Company on the Voting Record Date or any person who has obtained a properly completed proxy from such person are eligible to cast Master Ballots relating to the Plan and the release of the Old Security Documents. Holders of Series B Notes who purchased such securities or whose purchase of such securities is registered after the Voting Record Date who wish to vote on the Plan and the release of the Old Security Documents must arrange with their seller to receive a proxy from the holder of record on such date. A validly executed ballot submitted by a holder which does not indicate whether such holder accepts or rejects the Plan is deemed to be and should be counted as an acceptance of the Plan. Similarly, a validly executed ballot submitted by a holder which does not indicate whether consent is given or denied with respect to the release of the Old Security Documents is deemed to be and should be counted as a consent to the release of the Old Security Documents.

     PLEASE READ AND FOLLOW THE ATTACHED INSTRUCTIONS CAREFULLY. COMPLETE, SIGN AND DATE THIS MASTER BALLOT AND ARRANGE FOR ITS DELIVERY SO THAT IT IS RECEIVED BY HILL AND KNOWLTON, INC. (THE "SOLICITATION AGENT") BY 5:00 P.M., NEW YORK CITY TIME, ON March 15, 1994 (THE "VOTING DEADLINE").


SERIES B MASTER BALLOT                  2                                   B-MB





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ITEM 1: TABULATION OF (1) VOTES WITH RESPECT TO THE PLAN AND (2) RELEASE
ELECTION.


     PLEASE READ THE ATTACHED INSTRUCTIONS CAREFULLY BEFORE PROVIDING THE INFORMATION REQUESTED BELOW.




SERIES B MASTER BALLOT                  3                                   B-MB

     A.   THE PLAN.

          i.   OLD SERIES NOTE CLAIMS (RII CLASS 2 CLAIMS).



     The undersigned certifies that ________ (INSERT THE NUMBER OF DIFFERENT BENEFICIAL OWNERS) beneficial owners of Series B Notes in the aggregate principal amount of $__________, as identified by their respective customer account numbers set forth below, have delivered to the undersigned ballots casting votes with respect to their Old Series Note Claims to ACCEPT the Plan.

     The undersigned certifies that _________ (INSERT THE NUMBER OF DIFFERENT BENEFICIAL OWNERS) beneficial owners of Series B Notes in the aggregate principal amount of $__________, as identified by their respective customer account numbers set forth below, have delivered to the undersigned ballots casting votes with respect to their Old Series Note Claims to REJECT the Plan.

          ii.  GRI GUARANTY CLAIMS (GRI CLASS 2 CLAIMS).

     The undersigned certifies that ________ (INSERT THE NUMBER OF DIFFERENT BENEFICIAL OWNERS) beneficial owners of Series B Notes in the aggregate principal amount of $__________, as identified by their respective customer account numbers set forth below, have delivered to the undersigned ballots casting votes with respect to their GRI Guaranty Claims to ACCEPT the Plan.

     The undersigned certifies that _________ (INSERT THE NUMBER OF DIFFERENT BENEFICIAL OWNERS) beneficial owners of Series B Notes in the aggregate principal amount of $__________, as identified by their respective customer account numbers set forth below, have delivered to the undersigned ballots casting votes with respect to their GRI Guaranty Claims to REJECT the Plan.

     B.   CONSENT TO RELEASE AND TERMINATE OLD SECURITY DOCUMENTS ELECTIONS

     A BENEFICIAL OWNER'S BALLOT WHICH FAILS TO INDICATE WHETHER CONSENT IS GIVEN OR DENIED WITH RESPECT TO THE RELEASE OF THE OLD SECURITY DOCUMENTS SHOULD BE COUNTED AS IF AFFIRMATIVE CONSENT HAD BEEN GIVEN, REGARDLESS OF HOW SUCH BENEFICIAL OWNER VOTED ITS CLAIMS WITH RESPECT TO THE PLAN.


     The undersigned certifies that beneficial owners of Series B Notes in the aggregate principal amount of $_______________, as identified by their respective customer account numbers set forth below, have delivered to the undersigned ballots electing to consent to the release of the Old Security Documents.


ITEM 2: BENEFICIAL OWNER INFORMATION.

     The undersigned certifies that attached hereto is a true and accurate schedule of the beneficial owners of Series B Notes, as identified by their respective customer account numbers and dollar amounts of Series B Notes voted, that have delivered ballots for the Series B Notes to the undersigned.



SERIES B MASTER BALLOT                  4                                   B-MB

     (Please complete Table A or attach the information requested by this Item 2 in the format of Table A.)


ITEM 3: ADDITIONAL BALLOTS SUBMITTED BY BENEFICIAL OWNERS.

     The undersigned certifies that it has transcribed the information, if any, provided in Item 3 of each ballot for the Series B Notes received from a beneficial owner.

     (Please complete Table B or attach the information requested by this Item 3 in the format of Table B.)


ITEM 4: CERTIFICATIONS.

     By signing this Master Ballot, the undersigned certifies that each beneficial owner of the Series B Notes whose votes are being transmitted by this Master Ballot has been provided with a copy of the Information Statement (as defined in the instructions hereto) relating to the Plan and all related solicitation materials. A record of the voting instructions received from each beneficial owner will remain on file with the undersigned (and be subject to inspection by the Court) until the Effective Date of the Plan (or such other date as may be required by Court order).


SERIES B MASTER BALLOT                  5                                   B-MB

     By signing this Master Ballot, the undersigned certifies that it is the registered or record owner of the Series B Notes set forth in Item 1 and/or has full power and authority to vote to accept or reject the Plan and elect to consent to the release of the Old Security Documents, and the underlying obligations relating thereto. The undersigned also acknowledges that this solicitation is subject to all the terms and conditions set forth in the Information Statement relating to the Plan.

                                   Name of Record or Registered Holder:

                                   _____________________________________________
                                                  (Print or Type)

                                   Signature:___________________________________

                                   By:__________________________________________
                                                  (Print or Type Name)

                                   Title:_______________________________________
                                                  (If Appropriate)

                                   Address:_____________________________________
                                                         Street

                                   _____________________________________________
                                                  City, State and Zip Code

                                   Telephone Number: _(__)______________________

                                   _____________________________________________
                                   Social Security or Federal Tax I.D. No.
                                   (Optional)

                                   Date Completed:______________________________

            THIS MASTER BALLOT MUST BE RECEIVED BY HILL AND KNOWLTON,
           INC., 420 LEXINGTON AVENUE, NEW YORK, NEW YORK 10017 (ATTN:
         RESORTS BALLOT SOLICITATION GROUP), BY 5:00 P.M., NEW YORK CITY
          TIME, ON MARCH 15, 1994 OR THE VOTES TRANSMITTED
                           HEREBY WILL NOT BE COUNTED.


SERIES B MASTER BALLOT                  6                                   B-MB

                                    TABLE A

                          BENEFICIAL OWNER INFORMATION
                          (RII CLASS 2 AND GRI CLASS 2)


                  TRANSCRIBE VOTING INDICATIONS FROM ITEM 2
                  -----------------------------------------

                                                                                                           CONSENT TO RELEASE OLD
                                       OLD SERIES NOTE CLAIM                GRI GUARANTY CLAIM               SECURITY DOCUMENTS
                                       ---------------------                ------------------             ----------------------
CUSTOMER      PRINCIPAL AMOUNT                                                                                           DO NOT
ACCOUNT NO.   OF SERIES A NOTES     ACCEPT THE PLAN  REJECT THE PLAN   ACCEPT THE PLAN  REJECT THE PLAN     CONSENT      CONSENT
- -----------   -----------------     ---------------  ---------------   ---------------  ---------------     -------      -------
1.

2.

3.

4.

5.

6.

7.

8.

9.

10.



SERIES B MASTER BALLOT                  7                                   B-MB




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SERIES B MASTER BALLOT                  8                                   B-MB





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                                     TABLE B

   TRANSCRIPTION OF INFORMATION FROM ITEM 3 OF BALLOTS SUBMITTED BY BENEFICIAL
                                     OWNERS
- --------------------------------------------------------------------------------

                                      Customer Account Number
Your Customer                             of Other Account
Account Number       Name of Holder        (if applicable)     Principal Amount
- --------------------------------------------------------------------------------
1.
- --------------------------------------------------------------------------------
2.
- --------------------------------------------------------------------------------
3.
- --------------------------------------------------------------------------------
4.
- --------------------------------------------------------------------------------
5.
- --------------------------------------------------------------------------------
6.
- --------------------------------------------------------------------------------
7.
- --------------------------------------------------------------------------------
8.
- --------------------------------------------------------------------------------
9.
- --------------------------------------------------------------------------------
10.
- --------------------------------------------------------------------------------
11.
- --------------------------------------------------------------------------------
12.
- --------------------------------------------------------------------------------
13.
- --------------------------------------------------------------------------------
14.
- --------------------------------------------------------------------------------


SERIES B MASTER BALLOT                  9                                   B-MB

                   INSTRUCTIONS FOR SERIES B NOTES MASTER BALLOT


                   RESORTS INTERNATIONAL, INC. SENIOR SECURED
                 REDEEMABLE NOTES DUE APRIL 15, 1994, SERIES B
                          (RII CLASS 2 AND GRI CLASS 2)

          1. Resorts International, Inc. ("RII"), GGRI, Inc. ("GRI"), Resorts International Hotel, Inc.("RIH"), Resorts International Hotel Financing, Inc. ("RIHF") and P. I. Resorts Limited ("PIRL") are soliciting the votes of your beneficial owners (as defined herein) with respect to the joint plan of reorganization under Chapter 11 of the Bankruptcy Code for RII and GRI (collectively, the "Debtors" or the "Company") which is proposed by RII, GRI, RIH, RIHF and PIRL (the "Plan") attached as Appendix A to the accompanying Information Statement/Prospectus dated January___, 1994 (the "Information Statement").

          2. The Resorts Senior Secured Redeemable Notes due April 15, 1994 were issued in two series: Series A and Series B. Collectively, these two series of notes are referred to as the Old Series Notes. Under the Plan, all Claims arising from Old Series Notes, regardless of series, are classified in a single class (RII Class 2). For purposes of voting with respect to the Plan, Claimants who hold both Series A Notes and Series B Notes are treated as having a single "Old Series Notes Claim" (in the aggregate principal amount of the Claimant's Series A Notes and Series B Notes). Additionally, record holders/beneficial owners of Old Series Notes (regardless of series) are also beneficiaries of the GRI Guaranty (as defined in the Plan) which secured RII's obligations under the Old Series Notes. As a result of the GRI Guaranty, record holders/beneficial owners of Old Series Notes also hold Claims against GRI ("GRI Guaranty Claims"). A Claimant's GRI Guaranty Claim is classified separately from its Old Series Notes Claim in GRI Class 2. As a result, for purposes of voting with respect to the Plan, a record holder/beneficial owner of Old Series Notes is entitled to a separate vote on the Plan with respect to its GRI Guaranty Claim.

          3. RII and GRI are also soliciting consents of the holders of Old Series Notes to release the Old Security Documents under which the liens on the property securing the Old Series Notes were granted or created and the underlying obligations relating thereto. The Old Security Documents, in effect, pledge RIH's assets (including the Resorts International Hotel) to secure the Old Series Notes. Under the Plan, substantially all of these assets excluding those relating to the Paradise Island Business, are pledged to secure the new debt obligations to be issued under the Plan. The assets relating to the Paradise Island Business are to be soldto SIHL pursuant to the SIHL or transferred to PIRL pursuant to the PIRL Spin-Off. Pursuant to the Old Series
Note Indenture, to effectuate such termination and release consensually, the record holders of at least 66 2/3% in aggregate principal amount of the outstanding Old Series Notes and the record holders of at least a majority in aggregate principal amount of each series of the Old Series Notes must execute consents. Accordingly, RII and GRI are seeking consents from the holders of Old Series Notes.


          4. This Master Ballot related to the Plan requests that you compile information with respect to three votes to be made by the holders of Series B Notes. First, holders of Series B Notes must vote with respect to their Old Series Note Claims to accept or reject their treatment under the Plan. Second, holders of Series B Notes must vote with respect to their GRI Guaranty Claims to accept or reject their treatment under the Plan. Third, holders of Series B Notes must vote whether to consent to the release of the Old Security Documents (as defined in the Plan) and the underlying obligations relating thereto.

          5. This Master Ballot is to be used by brokers, proxy intermediaries or other nominees for casting votes to accept or reject the Plan and for consenting to the release


SERIES B MASTER BALLOT                  10                                  B-MB
of the Old Security Documents on behalf of beneficial owners (as defined herein) of Old Series Notes.


          6. You should deliver a Series B Note Holder Ballot and other documents relating to the Plan including the Information Statement (collectively, the "Solicitation Materials") to each beneficial owner of the Series B Notes, and take any action required to enable each such beneficial owner to vote the Series B Notes. With regard to any Series B Note Holder Ballots returned to you, you must either (i) forward such ballots to the Solicitation Agent (as defined herein) indicating the appropriate authority to vote on each such ballot submitted or (ii)(a) retain such ballots in your files and transfer the requested information from each such ballot onto the attached Master Ballot or your computer generated version of the Master Ballot which indicates identical information, (b) execute the Master Ballot and (c) arrange for delivery of such Master Ballot, as provided in paragraph 8 below to Hill and Knowlton, Inc. (the "Solicitation Agent"), 420 Lexington Avenue, New York, New York 10017 (Attn: Resorts Ballot Solicitation Group). Please keep any records of the voting instructions received from beneficial owners until the Effective Date of the Plan (or such other date as may be required by Court order).



          7. If you are both the registered owner and beneficial owner of Series B Notes and you wish to vote such Series B Notes, you may return either a Series B Note Holder Ballot or a Master Ballot for such Series B Notes.


          8. Multiple Master Ballots may be completed and delivered to the Solicitation Agent. Votes reflected by these multiple Master Ballots will be counted except to the extent that they are duplicative of other Master Ballots; if two or more Master Ballots are inconsistent, the latest Master Ballot that is received shall, to the extent of such inconsistency, supersede and revoke any prior Master Ballot. If more than one Master Ballot is submitted and the later Master Ballot(s) supplements rather than replaces earlier Master Ballot(s), please mark the subsequent Master Ballot(s) with the words "Additional Vote" or such other language as you customarily use to indicate an additional vote that is not meant to revoke an earlier vote.


          9. A computer generated version of the Master Ballot prepared by a bank, brokerage firm or its agent will be acceptable.


          10. If a Master Ballot must be completed by you, please complete, sign and return this Master Ballot so that it is received by the Solicitation Agent no later than 5:00 p.m., New York City Time, on _______________ (the "Voting Deadline"). Please contact the Solicitation Agent in order to arrange for delivery of the completed Master Ballot to its offices.

          11. To complete the Master Ballot properly, please take the following steps:


ITEM 1:


SERIES B MASTER BALLOT                 11                                   B-MB

     Provide appropriate information for each of the items in Item 1 of the Master Ballot.


     Please note that each beneficial owner of Series B Notes has the right to vote to accept or reject the Plan with respect to TWO Claims, its Old Series Note Claim (as defined in the instructions hereto) and its GRI Guaranty Claim (as defined in the instructions hereto).




     A beneficial owner may vote differently on the Plan with respect to its Old Series Note Claim and its GRI Guaranty Claim. If however, a beneficial owner casts a vote on the Plan with respect to either of its Old Series Note Claim or its GRI Guaranty Claim, but not with respect to both of such claims, the beneficial owner should be deemed to have voted identically with respect to both of such claims. Furthermore, A BENEFICIAL OWNER THAT SUBMITS A VALIDLY EXECUTED BALLOT WHICH FAILS TO MAKE ANY INDICATION AS TO ACCEPTANCE OR REJECTION OF THE PLAN SHOULD BE COUNTED AS AN ACCEPTANCE OF THE PLAN WITH RESPECT TO BOTH ITS OLD SERIES NOTE CLAIM AND ITS GRI GUARANTY CLAIM.



     Furthermore, any VALIDLY EXECUTED ballot which does not indicate whether the beneficial owner consents or refuses to consent to the release of the Old Security Documents SHOULD BE COUNTED AS A CONSENT TO THE RELEASE OF THE OLD SECURITY DOCUMENTS, REGARDLESS OF THE HOW THE BENEFICIAL OWNER MAY HAVE VOTED ITS CLAIMS WITH RESPECT TO THE PLAN.



     Although a beneficial owner may vote differently on the Plan with respect to its Old Series Notes Claim (RII Class 2) and its GRI Guaranty Claim (GRI Class 2), a beneficial owner may not split its vote on the Plan with respect to its Old Series Note Claim, its GRI Guaranty Claim or its election with respect to the consent to release of the Old Security Documents. A beneficial owner must vote its entire Claim Amount with respect to each Claim consistently to accept or reject the Plan. Also if such beneficial owner holds Series B Notes in multiple accounts, it must vote all of its claims within a single class under the Plan to accept or reject the Plan. Thus, a beneficial owner may not split its vote on the Plan in any way (either on a single ballot or on multiple ballots) with respect to its Old Series Notes Claim, GRI Guaranty Claim or its election with respect to the consent to release of the Old Security Documents. If any beneficial owner is a record holder/beneficial owner of Series A Notes as well as Series B Notes, it must vote its Old Series Notes Claim represented by its Series B Note Holder Ballot consistently with any ballot submitted with respect to its Series A Notes.



     A ballot received from a Series B Note Holder that partially accepts and partially rejects the Plan with respect to either of the beneficial owner's two claims or splits its vote with respect to the election to consent to the release of the Old Security Documents should not be counted. Multiple ballots submitted by a beneficial owner within a single class must be voted consistently.



     For purposes of computing the vote, each voting beneficial owner should be deemed to have voted the full amount of its claim according to your records.



ITEM 2:


     Item 2 of the Master Ballot requests information for each individual beneficial owner for whom you hold Series B Notes in your name or in street name. To identify such beneficial owners without disclosing their names, please use the customer account number assigned by you to each such beneficial owner. Please note that Item 2 of the Master Ballot requests


SERIES B MASTER BALLOT                 12                                   B-MB
information which would be obtained from Item 2 of the Series B Note Holder Ballot returned to you by your customers. Information in Item 2 includes the votes of each such beneficial owner for which you receive a ballot with respect to the Plan and their decision regarding whether to consent to the release of the Old Security Documents.


ITEM 3:

     Transfer the information regarding additional votes provided in Item 3 of the Series B Note Holder Ballot to Item 3 of the Master Ballot.

ITEM 4:

     (a) Sign and date your Master Ballot;

     (b) If you are completing this Master Ballot on behalf of another entity, kindly state your relationship with such entity; and

     (c) Provide your name and mailing address.

     IF YOU RETURN A MASTER BALLOT, PLEASE RETAIN IN YOUR FILES ANY RECORDS OF THE VOTING INSTRUCTIONS RECEIVED FROM THE BENEFICIAL OWNERS UNTIL THE EFFECTIVE DATE OF THE PLAN (OR SUCH OTHER DATE AS MAY BE REQUIRED BY COURT ORDER).

     No fees or commissions or other remuneration will be payable to any broker, dealer or other person for soliciting ballots accepting the Plans. We will, however, upon request, reimburse you for customary mailing and handling expenses incurred by you in forwarding the ballots and other enclosed materials to your clients. We will also pay all transfer taxes, if any, applicable to the transfer and exchange of securities pursuant to and following confirmation of the Plan.

                   PLEASE DELIVER THIS MASTER BALLOT PROMPTLY!
                   -------------------------------------------

             IF YOU HAVE ANY QUESTIONS REGARDING THIS BALLOT OR THE VOTING PROCEDURES, PLEASE CALL THE SOLICITATION AGENT:

                             HILL AND KNOWLTON, INC.
                     ATTN: RESORTS BALLOT SOLICITATION GROUP
                              420 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10017
                                 (212) 210-8850.

     NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENT SHALL CONSTITUTE AUTHORITY FOR YOU OR ANY OTHER PERSON TO ACT AS THE AGENT OF THE PROPONENTS OR THE SOLICITATION AGENT, OR AUTHORIZE YOU OR ANY PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENTS ON BEHALF OF ANY OF THEM WITH RESPECT TO THE PLAN, EXCEPT FOR THE STATEMENTS CONTAINED IN THE DOCUMENTS ENCLOSED HEREWITH.




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SERIES B MASTER BALLOT                 14                                   B-MB




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